UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279 7450

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)           On November 6, 2007, our Board of Directors approved an amendment to our Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers (together, the “Code of Ethics”).  The Code of Ethics amendment is effective as of November 6, 2007.  A complete copy of our Code of Ethics, as revised, is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The Code of Ethics is also available on our website at www.scafg.com.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed herewith:

Exhibit No	Description

14.1	Code of Business Conduct and Ethics, including the Code of Ethics for Senior Financial Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2007

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

By: /s/ Thomas W. Currie
Name: Thomas W. Currie
Title: Senior Vice President and Chief Risk Officer